                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

             Delaware                001-07731             22-3285224
         (State Or Other            (Commission          (IRS Employer
         Jurisdiction Of            File Number)        Identification No.)
         Incorporation)

                   9 Entin Road, Parsippany, New Jersey       07054
               (Address of Principal Executive Offices)      (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

         On July 28, 2006, Emerson Radio Corp. (the "Company") issued a press release announcing changes to the management team, Board of Directors and committees of the Board of Directors of the Company, effective as of July 26, 2006. Information required by Item 5.02 will be provided by the Company in an amendment to the Company's Annual Report on Form 10-K to be filed on or around July 31, 2006.

         A copy of the press release announcing the changes to the management team, Board of Directors and committees of the Board of Directors of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward Looking Statements

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's reports filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 99.1 - Press release, dated July 28, 2006.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EMERSON RADIO CORP.


                                     By:_/s/ John J. Raab
                                     --------------------
                                         Name:  John J. Raab
                                         Title: Chief Operating Officer and
                                                Senior Executive Vice President

Dated:  July 31, 2006

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





[EMERSON LOGO]



                               NEWS & INFORMATION

FOR:       EMERSON RADIO CORP.
           9 Entin Road
           Parsippany, NJ 07054-0430

CONTACT:   EMERSON RADIO CORP.           OR:      INVESTOR RELATIONS:
           John D. Florian                        Robert Maffei
           Deputy Chief Financial Officer         Investor Relations Manager
           (973) 428-2044                         (973) 428-2098


                                                  EPOCH FINANCIAL GROUP, INC.
                                                  Victor Thompson or
                                                  Todd Atenhan
                                                  (888) 917-5105

Friday July 28, 2006


                              FOR IMMEDIATE RELEASE

                          EMERSON RADIO CORP. APPOINTS

                    CHRISTOPHER HO AS CHAIRMAN OF THE BOARD

              EDUARD WILL AS PRESIDENT - NORTH AMERICAN OPERATIONS

                MICHAEL BINNEY AS PRESIDENT - INTERNATIONAL SALES

                  NORBERT WIRSCHING TO ITS BOARD OF DIRECTORS

              GEOFFREY JURICK STEPS DOWN AS PRESIDENT AND DIRECTOR


PARSIPPANY, N.J. - JULY 28 2006 - Emerson Radio Corp. (AMEX:MSN) today announced the following changes at the executive management and board level. Mr. Christopher Ho was appointed Chairman of the Board, replacing Mr. Adrian Ma, who will continue to serve as the Chief Executive Officer and Director of the Company. Christopher Ho is presently the Chairman of The Grande Holdings Limited ("Grande"), a Hong Kong based group of companies engaged in a number of businesses including the manufacture, sale and distribution of flat panel, display products and other consumer electronics and video products. Grande is currently the holder of approximately 48.5% of the Company's outstanding shares of common stock. Mr. Ho is also a certified Public Accountant ( Hong Kong ) and was a partner in an international accounting firm before joining Grande. He has extensive experience in corporate finance, international trade and manufacturing.

Geoffrey Jurick, the President and a director of the Company, confirmed his resignation from such positions, and agreed to continue to serve as a consultant to the Company. As a result, Eduard Will, the Company's former Audit Committee Chairman, was appointed as the President-North American Operations of the Company and Michael Binney was appointed as President-International Sales of the Company. Messrs. Will and Binney will continue to serve as directors of the Company. Mr. Will has served as a director of the Company since January 2006 and has more than 37 years as a merchant banker, senior advisor and as a director of various public and private companies. Presently, Mr. Will is serving on the Board of Directors or acting as Senior Adviser to: Koolconnect Technologies Inc.; Wasatch Photonics Inc.; Ithaca Technologies LLC; T & W Electronics Co., Darby Overseas and Integrated Data Corporation. Michael A.B. Binney has served as a Director since December 2005. Mr. Binney is an Executive Director of the Grande Holdings Limited and has extensive experience in the consumer electronics industry in both Sales & Marketing and Finance.

In connection with Mr. Will's appointment as President-North American Operations, Mr. Will (i) resigned from his position as the Chairman and a member of the Audit Committee of the Board, including in his capacity as "audit committee financial expert," as such term is defined by the Securities and Exchange Commission ("SEC") and (ii) resigned from his position as a member of the Nominating Committee of the Board. The Board also named (i) Norbert Wirsching as an independent director of the Company, (ii) W. Michael Driscoll, a current director of the Company, as the Chairman of the Audit Committee and the "audit committee financial expert," as such term is defined by the SEC, and
(iii) Greenfield Pitts, a current director of the Company, as a member of the Audit Committee.

Mr. Wirsching is a consumer electronics industry veteran of 45 years. He has managed international public and private companies including; Director and CEO of Capetronic Group Ltd. Global, Director and CEO of Polly Peck International PLC, London, Director Sansui Electric Company Ltd., Tokyo, Director of BSR International, Hong Kong/London and Chairman of BSR USA. Since retiring from the Capetronic Group Ltd. in 1994, he serves as principal of N.R. Wirsching Enterprise, a consulting firm focussing on international public and private companies, as well as merger and acquisition services. He is involved in numerous philanthropic organizations and currently serves as Trustee of Wooster School, an independent private school in Connecticut.

On the changes, Mr. Adrian Ma, the Company's Chief Executive Officer stated, "we are grateful for the significant contributions Mr. Jurick has made throughout his 16 years of dedicated service to the Emerson organization and the electronics industry and will rely on his expertise in the near term as we develop and exploit the synergies between Emerson and Grande. As a result of the appointments, we have taken one more step towards building the global management team that will drive the success of the Emerson organization."

Emerson Radio Corp. (AMEX:MSN), founded in 1948, is headquartered in Parsippany, N.J. The Company designs, markets and licenses, throughout the world, full lines of televisions and other video products, microwaves, clocks, radios, audio and home theater products. Emerson's web site is www.emersonradio.com

This release contains "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including the risk factors detailed in the Company's reports as filed with the Securities and Exchange Commission. The Company assumes no obligation to update the information contained in this news release.


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